UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2020

Axovant Gene Therapies Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-37418	98-1333697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James's Square London SW1Y 4LB, United Kingdom (Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): +44 203 997 8931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.00001 per share	AXGT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events.

On October 13 2020, Axovant Gene Therapies Ltd. issued a press release announcing that it has received Rare Pediatric Disease Designation from the U.S. Food and Drug Administration for AXO-AAV-GM2, a one-time gene therapy delivered directly to the central nervous system that is in development for GM2 gangliosidosis, also known as Tay-Sachs and Sandhoff disease. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description of Document

99.1	Press Release of Axovant Gene Therapies Ltd., dated October 13, 2020, “Axovant Gene Therapies Receives Rare Pediatric Disease Designation for AXO-AAV-GM2 for Tay-Sachs and Sandhoff Disease”

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOVANT GENE THERAPIES LTD.

Dated:	October 13, 2020
		By:	/s/ David Nassif
		Name:	David Nassif
		Title:	Principal Financial Officer and Principal Accounting Officer, General Counsel